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                                                                    EXHIBIT 23.1

         CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS--ARTHUR ANDERSEN LLP

  As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 27, 1996 included in Reunion Industries, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.

                                          /s/ Arthur Andersen LLP
                                          ARTHUR ANDERSEN LLP

Houston, Texas
June 1, 1998